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                                                                   Exhibit 10.39

             ADDENDUM TO LEASE DATED AUGUST 8, 1991 AND MODIFIED BY
            SUBSEQUENT ADDENDUM DATED APRIL 4, 1996 BETWEEN MONTBELL
        ASSOCIATES now known as MONTBELL ASSOCIATES, L.L.C., AS LANDLORD,
                          AND H-POWER CORP., AS TENANT

IT IS AGREED by and between the parties hereto that:

So long as the Tenant is not in default under any of the terms and conditions of the above mentioned lease and subsequent addendum, the Landlord and Tenant agree to modify the terms and conditions of said agreements as set forth in Schedule "A" below:

All other terms and conditions of the Lease except as expressly provided for herein shall remain unchanged and in full force and effect.

                                  SCHEDULE "A"
                                 RENTAL SCHEDULE

DATE                       ANNUAL                MONTHLY

08/01/99 TO 07/31/00       $58,250.00            $4,687.50
08/01/00 TO 07/31/01       $58,250.00            $4,687.50

The Tenant shall have the right to renew this addendum for a one (1) year period for the rentals set forth in Schedule "B" below. Tenant must notify the Landlord in writing, via certified mail, return receipt requested during the month of February 2001:

                                  SCHEDULE "B"
                                 RENTAL SCHEDULE

DATE                       ANNUAL                MONTHLY

08/01/01 TO 07/31/02       $61,745.00            $5,145.42

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The Tenant shall have the right to renew this addendum for a second (2nd) one
(1) year period for the rentals set forth in Schedule "C" below. Tenant must notify the Landlord in writing, via certified mail, return receipt requested during the month of February 2002:

                                  SCHEDULE "C"
                                 RENTAL SCHEDULE

DATE                         ANNUAL                MONTHLY

08/01/02 TO 07/31/03       $65,449.70            $5,454.14

      IN WITNESS WHEREOF, the Parties hereto have hereunto set their hands and seals or caused these presents to be signed by their proper corporate officers.

Dated March 29, 1999

Witness:

                                          /s/ Robert H. Koch
-----------------------------             ------------------------------
As To Landlord                            MONTBELL ASSOCIATES, L.L.C.
                                          LANDLORD


                                          /s/ H. Frank Gibbard
-----------------------------             ------------------------------
As to Tenant                              H-POWER INC.
                                          TENANT


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